UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

GameSquare Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39389	99-1946435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 464-6400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GAME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 13, 2026, GameSquare Holdings, Inc. (the “Company”) held its Special Meeting of Stockholders (the “Special Meeting”). The following is a brief description of the matters voted upon at the Special Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of the matters is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on July 15, 2026 (as supplemented, the “Proxy Statement”).

As of July 13, 2026, the record date for the Special Meeting, there were 103,043,011 shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), outstanding and entitled to vote at the Special Meeting. A total of 60,377,467 shares of Common Stock, or approximately 58.59% of the eligible shares, were present in person or represented by proxy at the Special Meeting, constituting a quorum.

Proposal No. 1 – Reverse Stock Split Proposal

The Company’s stockholders approved an amendment to the Company’s First Amended and Restated Certificate of Incorporation, as amended, and to authorize the Company’s Board of Directors (the “Board”), to effect a reverse stock split of the Company’s issued and outstanding Common Stock within a range from 1-for-2 to 1-for-8, with the exact ratio of the reverse stock split to be determined by the Board (the “Reverse Stock Split Proposal”). The final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
49,401,476	10,935,417	40,574	—

Proposal No. 2 – Adjournment Proposal

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, if necessary, for the purpose of soliciting additional proxies if there were insufficient votes at the Special Meeting to approve the Reverse Stock Split Proposal or to establish quorum for the Special Meeting (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to constitute a quorum and to approve the Reverse Stock Split Proposal, the Adjournment Proposal was unnecessary, but such proposal was still submitted to the stockholders for approval at the Special Meeting. The final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
51,113,590	8,984,309	279,565	3

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESQUARE HOLDINGS, INC.
(Registrant)

Date: August 14, 2026	By:	/s/ Justin Kenna
	Name:	Justin Kenna
	Title:	Chief Executive Officer, President and Director